EXHIBIT 1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement  on  Form  S-8  (Nos.  33-10106  and  333-64989)  of  Compaq  Computer
Corporation of our report dated June 21, 1999, relating to the financial statements of the Compaq Computer Corporation Investment Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

Houston,  Texas
June  29,  1999